                                                                Exhibit (e)(1)


                               [CANADA LIFE LOGO]


                     APPLICATION FOR VARIABLE LIFE INSURANCE


                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                           STATE OF DOMICILE: MICHIGAN



ATTENTION: Important Notices on reverse side of this page. Detach and leave this page with the applicant. DEATH BENEFITS AND POLICY VALUES OF ANY POLICY ISSUED AS A RESULT OF THIS APPLICATION MAY INCREASE OR DECREASE AND MAY BE REDUCED TO ZERO DEPENDING ON THE INVESTMENT OBJECTIVE AND PERFORMANCE OF THE FUNDS TO WHICH PAYMENT ALLOCATIONS ARE MADE.




                         SEND COMPLETED APPLICATION TO:

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 P.O. BOX 105662
                             ATLANTA, GA 30348-5662

            OVERNIGHT: 6201 POWERS FERRY ROAD N.W, ATLANTA, GA 30339
                                 (800) 905-1959














            FOR REGISTERED REPRESENTATIVE USE ONLY. NOT FOR PUBLIC DISTRIBUTION.


 Canada Life's Prestige Series(SM) of Variable Products is issued by Canada Life
  Insurance Company of America and distributed by its subsidiary, Canada Life of
                                 America Financial Services, Inc. (Member NASD),
                   6201 Powers Ferry Road, N.W. Atlanta, GA 30339 (800) 905-1959

VLAPP203

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                6201 POWERS FERRY RD., N.W. - ATLANTA, GA  30339
                          P.O. BOX 105662, ATLANTA, GA 30348-5662 (800) 905-1959



     DETACH AND LEAVE THIS PAGE WITH THE APPLICANT. RECEIPT ACKNOWLEDGED IN
                                   SECTION 17.
--------------------------------------------------------------------------------

FRAUD NOTICE:

ANY PERSON WHO KNOWINGLY, AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, MAY BE GUILTY OF A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

FL RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

CO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts of information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

TN, ME AND VA RESIDENTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial for insurance benefits.

NJ RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

--------------------------------------------------------------------------------

MEDICAL INFORMATION BUREAU NOTICE

Information regarding your insurability will be treated as confidential. Canada Life, or our reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member company to which you have applied for life or health insurance, or to which a claim is submitted, the Bureau will supply such company with the information it may have in its files. Canada Life may also release information in its files to its reinsurers and to other life insurance companies to which you may apply for life or health insurance, or to which a claim is submitted.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of the information in the Bureau's file you may seek correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112, telephone (617) 426-3660. Web site: www.mib.com.

--------------------------------------------------------------------------------

NOTICE OF FAIR CREDIT REPORTING ACT

You are advised that in connection with this application, an investigative consumer report may be prepared whereby information may be obtained through personal interviews with your neighbors, friends, business associates, and family members. This report includes information concerning your character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. You may request to be interviewed in connection with the preparation of any report that is done. Upon written request you may also obtain a copy of the report. If you desire further information on the nature and scope of this report, it will be available to you upon written request.

--------------------------------------------------------------------------------

NOTICE OF INSURANCE INFORMATION PRACTICES

In order to issue a policy to you we may obtain personal information about you and other proposed insureds. Some of this information will come from you and some will come from other sources such as physicians, hospitals and consumer reporting agencies. The information we obtain will not be disclosed to others without your authorization except to the extent necessary to conduct our business. You have a right of access and correction with respect to the information collected except information which relates to a claim or civil or criminal proceeding. If you would like further details about your right of access or our information practices, write to: Underwriting Dept. Canada Life Insurance Co. of America, 6201 Powers Ferry Rd., N.W., Atlanta, GA 30339 or call 1-800-333-2542.

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 6201 POWERS FERRY RD, N.W., - ATLANTA, GA 30339
                          P.O. BOX 105662, ATLANTA, GA 30348-5662 (800) 905-1959

                     APPLICATION FOR LIFE INSURANCE - PART 1

SECTION 1       PROPOSED PRIMARY INSURED                                                                   (COMPLETE IN ALL CASES)

Name:             First                 Middle                Last                                                   Sex:

------------------------------------------------------------------------------------------------------------------------------------
Birthdate:                Birth Place: (State)                  Driver's License # and State:           Social Security #:

------------------------------------------------------------------------------------------------------------------------------------
Home Address:                                                                                    Phone  [X] X best time to call
  Street, Apt. #                                                                                 day                        [ ]
                 -----------------------------------------------------------------------------         --------------------

  City:                                          State:               Zip:                        evening                   [ ]
        -------------------------------------          -------             -------------------            -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Occupation
Employer:
           ---------------------------------------------------------------------

Address:
           ---------------------------------------------------------------------    ------------------------------------------------

City:                                       State:          Zip:                    Annual Income       $
      ------------------------------------        -------        ---------------                         ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECTION 2   JOINT or OTHER INSURED (IF MULTIPLE OTHER INSURED'S SUBMIT SECTIONS 2,15 & 17 FOR EACH OTHER INSURED)
Name:           First              Middle              Last                                                   Sex:


------------------------------------------------------------------------------------------------------------------------------------
Birthdate:                Birth Place: (State)                  Driver's License # and State:           Social Security #:

------------------------------------------------------------------------------------------------------------------------------------
Home Address:                                                                                    Phone  [X] X best time to call
  Street, Apt. #                                                                                 day                        [ ]
                 -----------------------------------------------------------------------------         --------------------

  City:                                          State:               Zip:                        evening                   [ ]
        -------------------------------------          -------             -------------------            -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Occupation
Employer:
           ---------------------------------------------------------------------

Address:
           ---------------------------------------------------------------------

City:                                       State:          Zip:
      ------------------------------------        -------        ---------------    ------------------------------------------------

RELATIONSHIP TO PRIMARY INSURED:                                                    Annual Income       $
                                                                                                         ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
SECTION 3       OWNER   (OWNER WILL BE PRIMARY INSURED UNLESS STATED OTHERWISE BELOW.                  SECTION 16 FOR ADD'L SPACE)
Owner Name: Leave blank if Primary Insured is to be Owner. If Trust, give Trustee(s) & Date of Trust   Social Security #/Tax ID #:

------------------------------------------------------------------------------------------------------------------------------------
Street, Apt. #
               ---------------------------------------------------------------------------------------------------------------------

     City:                                               State:         Zip:                    Phone:
          -------------------------------------------          --------     -------------------        -----------------------------

RELATIONSHIP TO PRIMARY INSURED:
                                   -------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION 4 BENEFICIARY(IES) (IF MORE SPACE IS NEEDED, ATTACH A SEPARATE SHEET OR USE SECTION 16.) If no beneficiary is named the
Owner will be the beneficiary. If the Primary Insured is the Owner, the beneficiary will be the Primary Insured's estate. Minor beneficiaries require guardianship or custodial arrangements. If more than one beneficiary is named, include directions on Per
Stirpes or Per Capita distributions.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SS#/Tax  ID#:
Primary:                                                  Relationship:                              %
                                                                        ----------------------------   -----     -------------------
Contingent:                                               Relationship:                              %
                                                                        ----------------------------   -----     -------------------
------------------------------------------------------------------------------------------------------------------------------------

SECTION 5               BENEFIT INFORMATION                                                                (COMPLETE IN ALL CASES)

PRESTIGE SERIES PRODUCTS: [ ] VUL   [ ] VUL Accumulator   [ ] VUL Accumulator ABF I   [ ] VUL Accumulator ABF II

                             [ ]
                                -----------------------------------------------------------------

BASE FACE AMOUNT: $
                    --------------------------------------

DEATH BENEFIT OPTION:   [ ] Option 1 Level Benefit  [ ] Option 2 Increasing Benefit   [ ] Option 3 Level Benefit
                              (Guideline Premium Test)              (Guideline Premium Test)                     (CVAT Test)

ADDITIONAL BENEFITS:

  [ ] Other Insured Term Rider  $   ________________ (If more than one other insured, submit sections 2, 15 & 17 for each additional insured)

  [ ] Primary Insured Term Rider $   _______________

  [ ] Adjustable Term Rider, initial amount $   ________________ (If selected, must attach illustration showing Target Death Benefit schedule.
                                                      Maximum rider benefit is 8 x base face amount. Not available on Prestige VUL.)

  [ ] Guaranteed Death Benefit Rider.

  [ ] Disability Waiver. (select one)     [ ] Waive Payment    [ ] Waive Monthly Deduction (Not available on Prestige VUL.)

  [ ] Extended Coverage Option. (If elected, after policy anniversary nearest insured's age 100 the death benefit will be the greater of the Face Amount or Policy Value, minus any loan balance. Also, all policy values will be moved into the Fixed
      Account and no further sub-account allocations may be made. No charge for this option. Not available on Prestige VUL.)

  [ ]
        ----------------------------------------------------------------------------------------------

SECTION 6               PAYMENT INFORMATION                                                                (COMPLETE IN ALL CASES)


[ ] Initial Payment Amount:  $  __________________ (Make check payable to Canada Life Insurance Co. of America.)
    SUBMIT CONDITIONAL RECEIPT IF PAYMENT IS MADE WITH THE APPLICATION. I HAVE RECEIVED A RECEIPT. (OWNER'S INITIALS) ---
                                                                                                                          ----------

[ ] Initial Payment will be transferred from another insurance company (1035 Exchange). Amount $        ____________________________
    COMPLETE TRANSFER OF ASSETS/1035 EXCHANGE FORM VL3086

    Name of Transferring Company:

                                        -------------------------------------------------------------------------

    Policy loan on existing policy?  [ ] Yes [ ] No    Transfer loan to this Policy?    [ ] Yes [ ] No   Amount: $      ____________

Planned Payments: $  _____________________
              DIRECT BILL:                     [ ] Monthly EFT         [ ] Quarterly           [ ] Semi-Annual         [ ] Annual
              LIST BILL (3 LIFE MINIMUM):      [ ] Monthly [ ] Quarterly          [ ] Semi-Annual           [ ] Annual
              NON-BILL:                        [ ]

If EFT (Electronic Funds Transfer) selected, state desired draft date (1st - 28th) _______________, attach voided check and complete
EFT authorization. If no date is given, draft date will be the policy date. EFT will terminate: a) if a draft is not honored or if the Company refunds any transferred amount upon request of the bank; b) upon 30 days notice by the undersigned or by the Company, to each other. EFT will not modify or affect any provision of any policy issued as a result of this application.

SEND PAYMENT NOTICES TO: (notices will be sent to the Owner unless specified otherwise)

    First, Middle, Last Name:
                                ----------------------------------------------------------------------------------------------------
    Street Address:
                        ------------------------------------------------------------------------------------------------------------

    City, State, Zip:
                        ------------------------------------------------------------------------------------------------------------

SECTION 7      PAYMENT ALLOCATON - TOTAL MUST EQUAL 100%.  USE ONLY WHOLE %'S.          (COMPLETE IN ALL CASES)


_______% Alger Growth                     _______% Fidelity Invstmnt Grade Bond       _______% VanEck World Wide Emg Mkt
_______% Alger Leveraged AllCap           _______% Fidelity Money Market              _______% VanEck World Wide Real Estate
_______% Alger Mid Cap                    _______% Fidelity Overseas                  _______% VanEck World Wide Hard Assets
_______% Alger Small Cap                  _______% Goldman Sachs Cap Growth           _______% VanEck World Wide Absolute
_______% Dreyfus Appreciation             _______% Goldman Sachs Core Equity          _______  Return
_______% Dreyfus Growth & Income          _______% Goldman Sachs Growth/Income
_______% Dreyfus Socially Responsible     _______% Janus Aspen Intnational Growth     _______% Fixed Account (N/A FOR ACCOUNT
_______% Fidelity Asset Manager           _______% Janus Aspen Flexible Income                                     REBALANCING)
_______% Fidelity Contrafund              _______% Montgomery Emerging Markets                OTHER:
_______% Fidelity Growth                  _______% Seligman Comm & Information                       %
_______% Fidelity Growth Opportunity      _______% Seligman Frontier                  ______________________________________________
_______% Fidelity High Income             _______% Seligman Global Technology
_______% Fidelity Index 500               _______% Seligman Small-Cap Value         % ______________________________________________

Payments will be allocated according to the Funds selected above unless later changed by written or telephonic instructions. If
Policy charges are to be deducted from a specific fund(s) please specify which fund(s) in Section 16 of this application, otherwise such charges will be deducted pro-rata based on the value of each account and the Fixed Account.
NOTE: In states which require a refund of premium if the policy's Free Look benefit is exercised, your initial premium will be allocated solely to the Money Market fund, until the end of the Free Look Period as described in your Prospectus.

SECTION 8      ACCOUNT REBALANCING                                                      (COMPLETE ONLY IF REQUESTED.)

[ ] I elect automatic Account Rebalancing among the VARIABLE ACCOUNTS to the allocation specified in Section 7 above.

        [ ] Monthly             [ ] Quarterly               [ ] Semi-Annual                  [ ]  Annual

Rebalance Date: __________________ (Must be 1st - 28th). If not stated the Rebalance Date will be the 15th of each scheduled month.
If the date elected is not a business day or is a monthly processing date, the transaction will be made on the next business day.

SECTION 9      DOLLAR COST AVERAGING                                                    (COMPLETE ONLY IF REQUESTED.)

                                                                                                   --------------------------------
Dollar Cost Averaging:    [ ] Yes        [ ] No   If Yes, transfer: $ ______________ $100 min.       [ ] Monthly  [ ] Quarterly

FROM:   [ ] Fixed Account    [ ] Fidelity Money Market    [ ] Other  ___________________________     [ ] Semi A.  [ ] Annually
                                                                                                   --------------------------------
(BE SURE MONEY IS ALLOCATED, IN SECTION 7, IN THE ACCOUNT FROM WHICH THE TRANSFER IS TO BE MADE.) TRANSFER WHOLE $'S ONLY

TO: Total Allocation Must Equal 100%. (Use only whole percentages) Selections below do not change future payment allocations as stated in Section 7 nor will changes to future payment allocation percentages affect choices below.

_______% Alger Growth                     _______% Fidelity Invstmnt Grade Bond       _______% VanEck World Wide Emg Mkt
_______% Alger Leveraged AllCap           _______% Fidelity Money Market              _______% VanEck World Wide Real Estate
_______% Alger Mid Cap                    _______% Fidelity Overseas                  _______% VanEck World Wide Hard Assets
_______% Alger Small Cap                  _______% Goldman Sachs Cap Growth           _______% VanEck World Wide Absolute
_______% Dreyfus Appreciation             _______% Goldman Sachs Core Equity                   Return
_______% Dreyfus Growth & Income          _______% Goldman Sachs Growth/Income
_______% Dreyfus Socially Responsible     _______% Janus Aspen Intnational Growth     _______% Fixed Account (N/A FOR ACCOUNT
_______% Fidelity Asset Manager           _______% Janus Aspen Flexible Income                                     REBALANCING)
_______% Fidelity Contrafund              _______% Montgomery Emerging Markets        OTHER:
_______% Fidelity Growth                  _______% Seligman Comm & Information               %
_______% Fidelity Growth Opportunity      _______% Seligman Frontier                  ______________________________________________
_______% Fidelity High Income             _______% Seligman Global Technology
_______% Fidelity Index 500               _______% Seligman Small-Cap Value        %  ______________________________________________


Transfer Date: ______________ (Must be 1st - 28th). If not indicated, the transfer date will be the 15th of each scheduled month. If the date elected is not a business day or is the monthly processing date, the transfer will be made on the next business day.

SECTION 10     TELEPHONE ACCESS                                                         (COMPLETE IN ALL CASES)
I authorize Canada Life Insurance Co. of America (CLICA) to honor telephone requests by me, or my Registered Representative, to transfer account values among the fixed account and sub-accounts and to change allocations of any future payments. I understand that withdrawal of policy values cannot be transacted by phone or fax instructions. This authorization will remain in effect until
revoked by me by submitting written notice to CLICA's Administrative office.    [ ] Yes [ ] No

SECTION 11     PROSPECTUS  INFORMATION                                                  (COMPLETE IN ALL CASES)


I have received a Prospectus dated ___________________ for the plan for which I have applied. I agree to receive Prospectus updates by: [ ] personally accessing www.canadalifeus.com (confirm web access by giving email address pg 7) [ ] Hard Copy-U.S. Mail

SECTION 12     SUITABILITY                                                      (COMPLETE IN ALL CASES)

Tax Bracket _____%  Gross Annual Household Income $     ____________ Savings $     ____________  Net Worth $     __________

Investment Objective: EMPHASIZE       [ ] GROWTH          [ ] PRINCIPAL SAFETY         [ ] BALANCE GROWTH & PRINCIPAL SAFETY

Risk Tolerance:     [ ] LOW       [ ] MODERATE      [ ] AGGRESSIVE     [ ] OTHER Describe:
                                                                                                ------------------------------------

I UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE OF ANY POLICY THAT IS ISSUED MAY INCREASE OR DECREASE DEPENDING ON THE
INVESTMENT OBJECTIVE AND PERFORMANCE OF THE FUNDS TO WHICH I HAVE MADE ALLOCATIONS;
NO MINIMUM SURRENDER VALUE IS GUARANTEED; THE DEATH BENEFIT WILL BE AT LEAST THE FACE AMOUNT AS LONG AS
THIS POLICY HAS SUFFICIENT VALUE TO REMAIN IN FORCE; AND ANY ILLUSTRATION RECEIVED IS BASED ON HYPOTHETICAL
ASSUMPTIONS............................................................................................... [ ] Yes  [ ] No
I believe this policy will meet my insurance needs and financial objectives............................... [ ] Yes  [ ] No

SECTION 13     REPLACEMENT INFORMATION AND EXISTING INSURANCE                           (COMPLETE IN ALL CASES)

a) Do you have any existing life insurance or annuity contracts?.......................................... [ ] Yes  [ ] No
b) If Yes, will the policy applied for replace any existing life insurance or annuity policy? ............ [ ] Yes  [ ] No
   IF YES, SUBMIT STATE REPLACEMENT FORMS AND IMSA FORM VL-28. SUBMIT 1035 EXCHANGE FORMS AS APPLICABLE.
c) Is any other application for insurance pending, or contemplated, with another company?................. [ ] Yes  [ ] No
   IF YES, STATE COMPANY NAME, TYPE OF POLICY AND FACE AMOUNT APPLIED FOR:


------------------------------------------------------------------------------------------------------------------------------------
d) List all policies currently in force on the lives of the proposed insureds:          YEAR         BEING
        INSURED NAME                     FULL COMPANY NAME                             AMOUNT       ISSUED        REPLACED?
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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SECTION 14     ACTIVITIES, TOBACCO USE, COVERAGE INFORMATION                            (COMPLETE IN ALL CASES)

Has ANYONE proposed for insurance:
a)  operated an aircraft or been a member of an aircrew in the past 24 months, or made plans
    to do so in the future? If yes, complete Aviation questionnaire.                                               [ ] Yes  [ ] No
b)  traveled or resided outside of the USA or Canada or made plans to travel or reside outside the
    USA or Canada within the next year? If Yes and more than one proposed insured, give insured(s)
    name, place, length of stay and reason for visit:                                                              [ ] Yes  [ ] No


    --------------------------------------------------------------------------------------------------------
c)  engaged in or made plans to engage in car, boat or other type of racing, hang-gliding, sky
    diving, scuba diving, or other similar activities? If Yes, complete Avocation questionnaire.          [ ] Yes  [ ] No
d)  within the last 3 years had a driver's license revoked, restricted, or  suspended, or been
    ticketed for 3 or more violations? If Yes and more than one proposed insured, give insured(s) name.   [ ] Yes  [ ] No


    --------------------------------------------------------------------------------------------------------
e)  used tobacco in any form? If yes give insured(s) name, indicate last use, specify frequency and
    and type,  (e.g. cigarettes, pipe, cigars, etc.)                                                      [ ] Yes  [ ] No


    --------------------------------------------------------------------------------------------------------
f)  ever been declined for life or disability insurance; been offered insurance with restricted benefits or other than standard rates; or applied for or received benefits because of ill health or injury?
    If yes, give details:                                                                                          [ ] Yes  [ ] No
    --------------------------------------------------------------------------------------------------------


SECTION 15     NON-MEDICAL STATEMENT OF HEALTH                                          (IF MORE SPACE IS NEEDED USE SECTION 16.)

a)  Provide the following information for each person to be insured:
  ----------------------------------------------------------------------------------------------------------------------------------
    PRIMARY INSURED                                                    JOINT/OTHER INSURED: ______________________________________

    Height ______________    Weight Gain/Loss                          Height  _____________   Weight Gain/Loss
                             Past year          ________________                               Past year            ______________
    Weight: _____________                                              Weight  _____________

  ----------------------------------------------------------------------------------------------------------------------------------
    Personal Physician's name, address, phone. Give date and           Personal Physician's name, address, phone. Give date and
    reason last consulted and treatment. List all prescribed           reason last consulted and treatment. List all prescribed
    medications in past 12 months.                                     medications in past 12 months.







  ----------------------------------------------------------------------------------------------------------------------------------

b)  Please indicate any family history of diabetes, heart disease, cancer, high blood pressure or other hereditary disease.

                          PROPOSED INSURED                                                             JOINT/OTHER INSURED
            ------------------------------------------------------------------------------------------------------------------------
             Age if            Family History or               Age @ Death     Age if           Family History or     Age @ Death
             Living              cause of Death                or Diagnosis    Living             cause of Death      or Diagnosis
            ------------------------------------------------------------------------------------------------------------------------
Father

            ------------------------------------------------------------------------------------------------------------------------

Mother

            ------------------------------------------------------------------------------------------------------------------------

Sibling(s)

            ------------------------------------------------------------------------------------------------------------------------

c)  Has ANYONE proposed for insurance ever been diagnosed with or treated by a medical professional for: (CIRCLE APPLICABLE ITEMS &
    GIVE DETAILS, INCLUDING QUESTION #, INSURED NAME (IF MORE THAN ONE PROPOSED INSURED), CONDITION, DIAGNOSIS, DATES, TREATMENT,
    DOCTOR'S NAME & ADDRESS IN SPACE PROVIDED ON NEXT PAGE.)

    1.  a disease or disorder of the eyes, ears, nose, throat or sinuses? ................................ [ ] Yes  [ ] No
    2.  asthma, persistent hoarseness, blood spitting, breathlessness, bronchitis, emphysema, or tuberculosis? ................................................................................. [ ] Yes  [ ] No
    3.  chest pain, heart attack, rheumatic fever, heart murmur, irregular pulse, high or low blood pressure or any problems with heart, blood vessels or circulation? ............................... [ ] Yes  [ ] No
    4.  jaundice,  hepatitis, liver disease, ulcers, intestinal bleeding, colitis, rectal disorder or other disorder of the gastrointestinal system? ................................................... [ ] Yes  [ ] No
    5.  albumin, sugar, blood or pus in the urine or other kidney, bladder, venereal disease or
        urinary problems?    ............................................................................. [ ] Yes  [ ] No
    6.  a disorder of the reproductive organs, breast or prostate? ....................................... [ ] Yes  [ ] No
    7.  amputation, deformity, arthritis, or any other problems with the back, neck, muscles, bones, joints, or spine? ................................................................................ [ ] Yes  [ ] No
    8.  dizziness, fainting, recurrent headaches, convulsions, numbness, weakness, paralysis,
        stroke, epilepsy, memory loss or other disorder of the nervous system?      ......................          [ ] Yes  [ ] No
    9.  nervous anxiety, depression, or any other mental psychiatric disorder?        ....................          [ ] Yes  [ ] No
    10. disease of the skin, anemia, hemophilia, or other disorder of the blood or lymphatic system? ..... [ ] Yes  [ ] No
    11. cancer, malignancy, leukemia, tumor or cyst? ..................................................... [ ] Yes  [ ] No
    12. diabetes or disorder of the thyroid or other endocrine system? ................................... [ ] Yes  [ ] No
    13. Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC)? ........................ [ ] Yes  [ ] No

d)  Within the last 10 years has ANYONE proposed for insurance had, or been diagnosed or treated for chronic diarrhea, chronic fatigue, a chronic respiratory disorder, significant weight loss, night sweats, or recurrent fevers? If yes, give details below................................................ [ ] Yes  [ ] No

e)  Other than for questions (c) or (d) above, has ANYONE proposed for insurance within the last 5 years:
      1.  had any mental or physical disease or disorder?       .................................................... [ ] Yes  [ ] No
      2.  consulted a physician or any other health practitioner? ......................................... [ ] Yes  [ ] No
      3.  been a patient in a hospital, clinic, or other medical facility?            .............................. [ ] Yes  [ ] No
      4.  had an electrocardiogram, X-ray, blood or other diagnostic test? ................................ [ ] Yes  [ ] No
      5.  been advised to have a health investigation, hospitalization, or surgery which has not been completed? ................................................................................. [ ] Yes  [ ] No

f)  Does ANYONE proposed for insurance now use, or has ever used alcohol? ................................. [ ] Yes  [ ] No
    If Yes, state amount per week and type below.

g)  Has ANYONE proposed for insurance been diagnosed, or received treatment for alcohol abuse? ............ [ ] Yes  [ ] No

h)  During the past five years, has ANYONE proposed for insurance used heroin, or other narcotics,
    hallucinogenic or other habit forming drugs, including cocaine and marijuana? ............................       [ ] Yes  [ ] No


GIVE DETAILS FOR ANY "YES" ANSWERS TO QUESTIONS 15 C - H, INCLUDING QUESTION #, INSURED NAME, CONDITION, DIAGNOSIS, DATES,
TREATMENT, SEVERITY, DURATION AND OUTCOME. STATE NAMES AND ADDRESSES OF ALL ATTENDING PHYSICIANS, HOSPITALS, CLINICS, SANATORIA OR
OTHER MEDICAL FACILITIES.

                         FAILURE TO PROVIDE DETAILS AS REQUESTED WILL DELAY PROCESSING OF THIS APPLICATION.

------------------------------------------------------------------------------------------------------------------------------------
Name(s)                 Question No.            Details:
-------                 ------------            --------



















------------------------------------------------------------------------------------------------------------------------------------

SECTION 16     ADDITIONAL COMMENTS/REMARKS

------------------------------------------------------------------------------------------------------------------------------------













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

SECTION 17 AUTHORIZATION TO OBTAIN INFORMATION; TAXPAYER ID CERTIFICATION; and SIGNATURES

To determine eligibility for insurance for each proposed insured, I/We authorize the release of information concerning: (a) the diagnosis, treatment or prognosis of any past or present physical or mental condition and drug or alcohol use; and
(b) any non-medical data which relates to the insurability of the proposed insured(s). The parties authorized to release such information are: (a) any physician or medical practitioner; (b) any hospital, clinic, or medically related facility; (c) any insurance or reinsurance company; (d) the Medical Information Bureau or any consumer reporting agency; (e) any employer of those proposed for insurance; and (f) the United States Internal Revenue Service. The information may be released to: (a) Canada Life Insurance Company of America (CLICA); (b) the reinsurers of CLICA; and (c) the legal representatives of CLICA. Any data obtained will not be released by CLICA to any person or organization except: (a) to reinsurers; (b) the Medical Information Bureau; (c) persons performing business or legal services in connection with my application;
(d) any physician named in my medical declarations; (e) as required by law; or
f) as I further authorize. I agree that a photocopy of this authorization will be valid as the original. I know that I, or my authorized representative, may request a copy of this authorization. I agree that this authorization shall be valid for 24 months from the date shown below. I know that I may revoke this authorization at any time except to the extent that action is taken in relying on it.

I understand and agree that if a medical examination is required, it is part of this application. The medical portion of the application will consist of Part 2 and the examiner's report. To the best of my knowledge and belief all statements made in this application are complete and true. I understand that except under the terms of the Conditional Receipt, issued to me in receipt of my initial premium payment, if any, no insurance will take effect unless and until the policy is delivered, the first premium has been paid in full, and there has been no change from the date of this application to the date of policy delivery in the insurability, as stated in the application, of the Proposed Insured(s). No agent or medical examiner can waive the answers to any questions in the application or make or change any insurance contract provision except an authorized CLICA Officer.

I acknowledge receipt of a copy of the Medical Information Bureau Notice and the Notice of Fair Credit Reporting Act. I understand that as part of evaluating my application a representative of CLICA may contact me for additional information at the telephone number(s) I have provided.

If this application involves an exchange of policy values under Section 1035 of the IRS Code, I understand that the amount of 1035 funds transferred into my policy may differ from the estimated value indicated on this application.

Under penalties of perjury I certify that: 1) the taxpayer identification numbers/social security number given in this application is my correct number;
2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3) I am a U.S. citizen or resident alien who is legally entitled to permanent residence status in the U.S.

Signed at: ______________________ in the State of _____________ this ____________ day of ______________ Year ______
                 (CITY)


----------------------------------------------                -----------------------------------------------------
Proposed Primary Insured                                      Owner - if other than Insured


----------------------------------------------                -----------------------------------------------------
Joint/Other                                                   Insured If the Owner is a trust or corporation, the
                                                              signature of the trustee(s) or duly authorized
                                                              officer of the corporation who is not the insured is
                                                              required. If corporation include officer title. If
                                                              trust submit form VL3088.

----------------------------------------------                -----------------------------------------------------
Owner's Spouse (community property states)                    Owner's email (to validate ability to access
                                                              Prospectus updates via internet)

AGENT: To the best of your knowledge, does this application involve the replacement of any existing insurance contract?

[ ] Yes [ ]   No If yes, I have presented and read the applicant a notice regarding replacement. Provide company name, insured name, policy number of policy being replaced and submit state replacement forms as required.


--------------------------------------------------------------------------------


-------------------------------------------------------------       ------------
Agent/Registered Representative (Print and sign)          State License #

                       THIS PAGE INTENTIONALLY LEFT BLANK

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 6201 POWERS FERRY RD., N.W. - ATLANTA, GA 30339
                          P.O. BOX 105662, ATLANTA, GA 30348-5662 (800) 905-1959

Submitted with the application on the life of ____________________________________________   dated _____________________________


SECTION 18     FOR REGISTERED REPRESENTATIVE USE ONLY

I have ordered/will order the age and amount underwriting requirements from my local Paramed Service:         [ ]

I am requesting Canada Life to order age and amount underwriting requirements from the Paramed
Service of their choice:     (see reverse for age and amount requirements)                                               [ ]

                                                                                                      SERVICING
    REGISTERED REPRESENTATIVE NAME                      REP. NUMBER           % SPLIT        REP. ([X] ONE)
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

[COMMISSION OPTION:     [ ] A (Low/No Trail)              [ ] B (Trail I)               [ ] C (Trail II)]


SECTION 19     REGISTERED REPRESENTATIVE CERTIFICATION


I CERTIFY THAT: 1) THIS APPLICATION WAS COMPLETED IN A STATE IN WHICH I AM DULY LICENSED; 2) I ASKED EACH QUESTION LISTED, THE
ANSWERS WERE RECORDED AS GIVEN, AND THEY ARE COMPLETE AND ACCURATE TO THE BEST OF MY KNOWLEDGE AND BELIEF; 3) I HAVE COMPLIED WITH
STATE AND FEDERAL LAWS ON DISCLOSURE, COST COMPARISON AND REPLACEMENT; 4) I HAVE GIVEN THE PROPOSED INSURED(s) THE APPROPRIATE
DISCLOSURE DOCUMENTS, INCLUDING A CURRENT PROSPECTUS FOR THE PLAN FOR WHICH APPLICATION IS BEING MADE; AND 5) I HAVE EXPLAINED THE
CHARGES AND FEES, INCLUDING ANY DEFERRED SALES CHARGES, AND THE RISKS ASSOCIATED WITH THIS TYPE OF PRODUCT. I BELIEVE THIS
INVESTMENT IS SUITABLE FOR THE CLIENT'S OVERALL OBJECTIVE, RISK TOLERANCE AND INVESTMENT HORIZON.


--------------------------------------------------------------------------      -------------------------------------------------
Signature of Registered Representative                                          Date


--------------------------------------------------------------------------      -------------------------------------------------
Registered Representative Name (Please Print)                                   Phone                        Fax


--------------------------------------------------------------------------      -------------------------------------------------
Signed in City, State, and Zip                                                  Email Address


--------------------------------------------------------------------------      -------------------------------------------------
Name of Broker/Dealer                                                           Broker Dealer/Branch #


--------------------------------------------------------------------------      -------------------------------------------------
Branch Office Street Address                                                    City, State, Zip

[CANADA LIFE LOGO]


            UNDERWRITING AGE AND AMOUNT REQUIREMENTS - MARCH 15, 2002

---------------------------------------------------------------------------------------------------------------------------------
Amount              Ages:  0-15         16-39             40-49             50-60              61-75              76 & up
---------------------------------------------------------------------------------------------------------------------------------
Below                 non-med         non-med           non-med           paramed            parmed             paramed
$  100,000                            oral fluid        oral fluid        oral fluid         oral fluid         oral fluid
---------------------------------------------------------------------------------------------------------------------------------
$  100,001            non-med         non-med*          paramed           paramed            paramed            ***Sp. Paramed
      to                              oral fluid*       blood             blood              blood              blood
$  300,000                                              urine             urine              urine              urine
                                                                                             EKG                EKG
---------------------------------------------------------------------------------------------------------------------------------
$  300,001            non-med         paramed           paramed           paramed            paramed            ***Sp. Paramed
     to                               blood             blood             blood              blood              blood
$  500,000                            urine             urine             urine              urine              urine
                                                                          EKG                EKG                EKG
---------------------------------------------------------------------------------------------------------------------------------
$  500,001            paramed         paramed           paramed           paramed            paramed            ***Sp. Paramed
     to               urine           blood             blood             blood              blood              blood
$ 1,000,000                           urine             urine             urine              urine              urine
                                                        EKG               EKG                EKG                EKG
---------------------------------------------------------------------------------------------------------------------------------
$ 1,000,001           Individual      paramed           paramed           paramed            paramed            ***Sp. Paramed
    to              Consideration     blood             blood             blood              blood              blood
$ 3,000,000                           urine             urine             urine              urine              urine
                                                        EKG               EKG                EKG                EKG
---------------------------------------------------------------------------------------------------------------------------------
$ 3,000,001           Individual      paramed           paramed           paramed            med                ***Sp. Med
    to              Consideration     blood             blood             blood              blood              blood
$ 5,000,000                           urine             urine             urine              urine              urine
                                      EKG               EKG               EKG                EKG                Treadmill**/EKG
---------------------------------------------------------------------------------------------------------------------------------
$ 5,000,001           Individual      paramed           paramed           med                med                ***Sp. Med
     to             Consideration     blood             blood             blood              blood              blood
$ 7,000,000                           urine             urine             urine              urine              urine
                                      EKG               EKG             Treadmill**/EKG    Treadmill**/EKG      Treadmill**/EKG
---------------------------------------------------------------------------------------------------------------------------------
$ 7,000,001           Individual      paramed           med               med                med                ***Sp. Med
  & Up              Consideration     blood             blood             blood              blood              blood
                                      urine             urine             urine              urine              urine
                                      EKG             Treadmill**/EKG   Treadmill**/EKG    Treadmill**/EKG    Treadmill**/EKG
---------------------------------------------------------------------------------------------------------------------------------

* Paramed and blood required for Preferred and Preferred PLUS consideration

** Treadmill may be waived if one was done within 6 months as long as the tracings are provided for our review. All treadmills also require a medical exam. Physician clearance needed for treadmill. If a person is not approved a resting EKG will be required.

*** SP = special exam for those age 76 years or older includes a test for function, mobility and cognitive function.

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 6201 POWERS FERRY RD., N.W. - ATLANTA, GA 30339
                          P.O. BOX 105662, ATLANTA, GA 30348-5662 (800) 905-1959


                               CONDITIONAL RECEIPT
           (COMPLETE ONLY IF PAYMENT IS ACCEPTED WITH THE APPLICATION)

          ORIGINAL TO APPLICANT. COPY TO CANADA LIFE WITH APPLICATION.

"We", "our", "us" or "the Company" means Canada Life Insurance Company of America. No agent or any other person is authorized to waive or modify any of the provisions of this receipt. Only an authorized officer of the Company may make modifications or waive any of its provisions.

COVERAGE: Coverage provided under this receipt shall be governed by the standard policy terms and exclusions. The maximum amount payable under this receipt shall be the lesser of: (a) the amount of insurance, excluding any Accidental Death Benefit, had a policy been issued as a result of the application under which this receipt is given; or (b) $ 500,000.

EFFECTIVE DATE: The Effective Date for coverage provided under this receipt is the later of: (a) the date of the application, or (b) the date that all required medical examination requirements are completed.

CONDITIONS: Coverage will begin on the Effective Date only if on that date: (1) the full first premium for the plan, mode of payment and amount of insurance applied for has been paid and honored on first presentation for payment; and (2) all proposed insured persons are an insurable and acceptable risk for the insurance amount and plan requested according to our underwriting standards and guidelines in effect at the time of application. Otherwise, we shall have no liability except for return of any premium paid. If any Proposed Insured commits suicide, while sane or insane, before the Expiry Date of this receipt, our liability will be limited to the return of any premium paid.

EXPIRY DATE: Any coverage provided by this Receipt will expire on the earliest of: (a) the date we tender a policy, whether such policy is accepted or rejected by the Owner; (b) the date we mail notice to the Owner that any coverage hereunder is terminated; (c) the 90th day following the date of this receipt; or
(d) if the Owner withdraws the application from consideration, the date we receive such request. Upon expiration of coverage hereunder the Owner shall be entitled to a refund of the money acknowledged by this receipt, except if we have tendered a policy and the Owner has accepted such policy. If the Owner accepts a policy issued by us, money paid under this receipt shall be applied to the policy. Termination of coverage under this receipt shall take place regardless of whether or not any refund due has been received by the Owner.

I acknowledge having received a copy of this receipt and that I have read and understand the terms and conditions herein.

On this date ______________________________________________ a payment of $ _________________________ was received from
                                                      (INITIAL PAYMENT MUST BE AT LEAST ONE MONTH OF PLANNED ANNUAL PAYMENT.)

___________________________________________________________________ for insurance applied for with an application bearing


the same date as this receipt at (city) ________________________________________ in the state of      .     _____________________


_________________________________________________________________________________________________________________________________
Print name(s) of Proposed Insured(s)


____________________________________________________________    _________________________________________________________________
Proposed Insured                                           Owner - if other than Proposed Insured


____________________________________________________________    _________________________________________________________________
Agent/Registered Representative                              Agent/Registered Representative (Print)

         MAKE CHECK PAYABLE TO CANADA LIFE INSURANCE COMPANY OF AMERICA
   DO NOT MAKE CHECK PAYABLE TO REGISTERED REPRESENTATIVE. DO NOT LEAVE PAYEE
                                     BLANK.

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 6201 POWERS FERRY RD., N.W. - ATLANTA, GA 30339
                          P.O. BOX 105662, ATLANTA, GA 30348-5662 (800) 905-1959


             AUTHORIZATION TO HONOR ELECTRONIC DRAFTS BY CANADA LIFE


Name of Depositor:
                      ----------------------------------------------------------
                           Print name as shown on Bank Records

Policy Number or Application Dated:
                                      ------------------------------------------

To:
                        --------------------------------------------------------
                           Name of Bank


                        --------------------------------------------------------
                           Address of Bank Branch            Phone (if known)

You are hereby authorized, as a convenience to me, to pay and charge to my account, drafts drawn on my account by and payable to the order of Canada Life Insurance Company of America for the payment of premiums or policy loan, provided there are sufficient collected funds in such account to pay the same upon presentation. I agree that your rights in respect to each such draft shall be the same as if it were a draft drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such draft.

I further agree that if any such draft be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

Account No.


------------------------------------       -------------------------------------
                                           Signature of Bank Depositor


Date:
      ------------------------------       -------------------------------------
                                           Signature of Bank Depositor

(ATTACH VOIDED CHECK)
--------------------------------------------------------------------------------
                            INDEMNIFICATION AGREEMENT

To: The Bank named in the above Electronic Draft Authorization

In consideration of your compliance with the request and authorization of the depositor named above, Canada Life Insurance Company of America (CLICA) agrees that:

It will hold harmless and indemnify you from and against any loss which you may suffer as a consequence of your actions in connection with or resulting from the payment of any check, draft or order, whether or not genuine, payable to the order of CLICA purporting to be executed by CLICA and received by you in the regular course of business for the purpose of payment.

It will in the event that any such draft is dishonored by you, whether with or without cause, and whether intentionally or inadvertently, hold harmless and indemnify you from and against any loss mentioned in paragraph one hereof, whether or not such dishonor results in a forfeiture of the policy contract.

It will, at your request, defend at its own cost any action or actions which might be brought by any depositor or by any other person or persons against you or anyone else, and which arise in any manner out of the participation by you in the Pre-Authorized Payment Plan of CLICA.

It will refund to you any amount erroneously paid by you to CLICA on any draft mentioned in paragraph one above.

Canada Life Insurance Company of America

[CANADA LIFE LOGO]                      CANADA LIFE INSURANCE COMPANY OF AMERICA
                                6201 POWERS FERRY RD., N.W. -  ATLANTA, GA 30339
                                                                  (800) 905-1959

                                       APPLICATION FOR LIFE INSURANCE - PART 2 (MEDICAL EXAM)

                             QUESTIONS TO BE ANSWERED BY THE PROPOSED INSURED AND RECORDED BY EXAMINER.
------------------------------------------------------------------------------------------------------------------------------------
Name:        First                Middle              Last              Sex        Date of Birth:        Social Security #:

------------------------------------------------------------------------------------------------------------------------------------
Personal Physician's name, address, phone. Include date/reason last consulted & any treatment. List all prescribed medications in past 12 months.







------------------------------------------------------------------------------------------------------------------------------------





A. Family History


               If living, state current health condition. List any family history of heart        Age if       Age @        Age @
               disease, cancer, diabetes, high blood pressure or other hereditary disease.        Living      Diagnosis     Death
               If living, state current health condition. If deceased, state cause of death.


------------------------------------------------------------------------------------------------------------------------------------

Father

------------------------------------------------------------------------------------------------------------------------------------

Mother

------------------------------------------------------------------------------------------------------------------------------------

Sibling(s)

------------------------------------------------------------------------------------------------------------------------------------

B. Have you ever been diagnosed with or treated by a medical professional for: (CIRCLE APPLICABLE ITEMS & GIVE DETAILS ON REVERSE)
    1.  a disease or disorder of the eyes, ears, nose, throat or sinuses? ....................................      [ ] Yes  [ ] No
    2.  asthma, persistent hoarseness, blood spitting, breathlessness, bronchitis, emphysema,
        or tuberculosis? .....................................................................................      [ ] Yes  [ ] No
    3.  chest pain, heart attack, rheumatic fever, heart murmur, irregular pulse, high or low blood
        pressure or any problems with heart, blood vessels or circulation? ...................................      [ ] Yes  [ ] No
    4.  jaundice,  hepatitis, liver disease, ulcers, intestinal bleeding, colitis, rectal disorder or
        other disorder of the gastrointestinal system? .......................................................      [ ] Yes  [ ] No
    5.  albumin, sugar, blood or pus in the urine or other kidney, bladder, venereal disease or
        urinary problems? ....................................................................................      [ ] Yes  [ ] No
    6.  a disorder of the reproductive organs, breast or prostate? ...........................................      [ ] Yes  [ ] No
    7.  amputation, deformity, arthritis, or any other problems with    the back, neck, muscles, bones,
        joints, or spine? ....................................................................................      [ ] Yes  [ ] No
    8.  dizziness, fainting, recurrent headaches, convulsions, numbness, weakness, paralysis,
        stroke, epilepsy, memory loss or other disorder of the nervous system?      ..........................      [ ] Yes  [ ] No
    9.  nervous anxiety, depression, or any other mental psychiatric disorder? ...............................      [ ] Yes  [ ] No
    10. disease of the skin, anemia, hemophilia, or other disorder of the blood or lymphatic system?..........      [ ] Yes  [ ] No
    11. cancer, malignancy, leukemia, tumor or cyst? .........................................................      [ ] Yes  [ ] No
    12. diabetes or disorder of the thyroid or other endocrine system? .......................................      [ ] Yes  [ ] No
    13. Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC)? ............ ...............      [ ] Yes  [ ] No

C.  Within the last 10 years has anyone proposed for insurance had or been diagnosed or treated for chronic diarrhea, chronic fatigue, a chronic respiratory disorder, significant weight loss, night
    sweats, or recurrent fevers?  If yes, give details below..................................................      [ ] Yes  [ ] No



                          (continued on reverse)                     Page 1 of 2

                                 CANADA LIFE INSURANCE COMPANY OF AMERICA
                                 6201 POWERS FERRY RD., N.W. - ATLANTA, GA 30339
                                                                  (800) 905-1959
[CANADA LIFE LOGO]



                                          APPLICATION FOR LIFE INSURANCE - PART 2 CONTINUED

D. Other than for questions (B) and (C) above, within the last five years 5 have you:
    1. had any mental or physical disease or disorder? .......................................................      [ ] Yes  [ ] No
    2. consulted a physician or any other health practitioner? ...............................................      [ ] Yes  [ ] No
    3. been a patient in a hospital, clinic, or other medical facility?            ...........................      [ ] Yes  [ ] No
    4. had an electrocardiogram, X-ray, blood or other diagnostic test? ......................................      [ ] Yes  [ ] No
    5. been advised to have a health investigation, hospitalization, or surgery which has not
       been completed? .......................................................................................      [ ] Yes  [ ] No

E. Do you now use, or have ever used alcohol? ................................................................      [ ] Yes  [ ] No
   If Yes:
    1. Amount per week:  _________________________________      Type:  _____________________________________________
    2. Have you been diagnosed, or received treatment for alcohol abuse? .....................................      [ ] Yes  [ ] No

F. During the past five years, have you used heroin, or other narcotics, hallucinogenic or other
   habit forming drugs, including cocaine and marijuana? .....................................................      [ ] Yes  [ ] No

G. What is your current height: ______________  weight: _________________  weight change in past year, if any: _____________________

GIVE DETAILS FOR ANY "YES" ANSWERS FOR QUESTIONS B - G, INCLUDING DATES, SEVERITY, DURATION AND OUTCOME. GIVE NAMES AND ADDRESSES OF
ALL ATTENDING PHYSICIANS, HOSPITALS, CLINICS, SANATORIA OR OTHER MEDICAL FACILITIES. PLEASE IDENTIFY QUESTION NUMBER. ATTACH
ADDITIONAL SHEET IF NECESSARY

------------------------------------------------------------------------------------------------------------------------------------
















------------------------------------------------------------------------------------------------------------------------------------

----------------------------------          -----------------------------               --------------------        ----------------
Examiner's Name (Please Print)              Examiner's Signature                        Phone                       Date

I acknowledge that the foregoing statements and answers are correct, complete and true to the best of my knowledge and belief and agree that they shall be made part of the policy applied for if issued:


----------------------------------          -----------------------------               --------------------        ----------------
Proposed Insured (Please Print)             Proposed Insured's Signature                Phone                       Date



                                                                     Page 2 of 2